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Via Edgar

July 13, 1998

Division of Investment Management
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


Re:  Security First Trust
     '33 Act File No. 2-51173
     '40 Act File No. 811-2480

Dear Sir/Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, the attached for filing is a correction to the supplement, dated June 8, 1998, that has been previously made to the Security First Trust Prospectus, dated December 1, 1997.


Sincerely,


SECURITY FIRST TRUST

/s/ Richard C. Pearson
-----------------------------
Richard C. Pearson
President and General Counsel


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                              SECURITY FIRST TRUST
                        SUPPLEMENT DATED JUNE 8, 1998 TO
                       PROSPECTUS DATED DECEMBER 1, 1997
--------------------------------------------------------------------------------

     The Board of Trustees has changed the name of the Virtus Equity Series to the Equity Series and the name of the Virtus U.S. Government Income Series to the U.S. Government Income Series.

     Effective as of March 27, 1998, BlackRock Financial Management, Inc. (the successor to Provident Capital Management, Inc.) replaced Virtus Capital Management, Inc. ("Virtus"), as subadvisor to Security Management for the Equity Series and the U.S. Government Income Series of the Trust. The new Sub-Advisory Agreements with BlackRock are substantially similar to the prior Sub-Advisory Agreement between Security Management and Virtus, with the exception that: (i) the subadvisory fees payable to BlackRock are reduced to 0.55% from the prior 0.75% for the Equity Series and to 0.40% from the prior 0.75% for the U.S. Government Income Series; and (ii) Security Management has agreed to indemnify BlackRock from certain claims, losses, liabilities and damages arising out of the Sub-Advisory Agreement.

     BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is a wholly-owned subsidiary of PNC Bank, N.A. The principal offices of BlackRock and BlackRock, Inc. are located at 345 Park Avenue, New York, New York 10154, with additional offices in Philadelphia, Wilmington, Chicago and Edinburgh. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities. As of December 31, 1997, BlackRock, Inc. and its subsidiaries managed or administered approximately $108 billion in assets, including $54.9 billion in fixed income, $11.5 billion in equity and $41.6 billion in liquidity investments.

     Mr. Scott Amero is the portfolio manager for the U.S. Government Income Series. Mr. Amero is a Managing Director and Portfolio Manager at BlackRock Financial Management, and a member of its Investment Strategy Committee. Mr. Amero serves as Vice President for BlackRock's family of closed-end mutual funds and Smith Barney Adjustable Rate Government Income Fund. Mr. Amero has been the portfolio manager since March 27, 1998.

     Mr. Daniel Eagan is the portfolio manager for the Equity Series. Mr. Eagan is a Portfolio Manager at BlackRock specializing in large cap value and select equity products. He is also responsible for portfolio risk modeling and quantitative analysis as it applies to the investment management process. Mr. Eagan has been the portfolio manager since March 27, 1998. Prior to joining BlackRock, Mr. Eagan was Director of Investment Strategy at PNC Asset Management Group, responsible for asset allocation strategy and the quantitative application of financial techniques to the investment management process. Mr. Eagan served as a senior investment research consultant for William M. Mercer Asset Planning Inc., a nationwide investment consulting practice, from June 1992 to September 1994.

     The Sub-Advisory Agreements with BlackRock have been approved by the Board of Trustees of the Trust, and approval of the agreements by the shareholders of each of the Series was given at a meeting held June 8, 1998. In addition, in connection with the approval of the Sub-Advisory Agreements, Security Management has agreed to lower its advisory fees to 0.70% from the current 0.90% for the Equity Series and to 0.55% from the current 0.90% for the U.S. Government Income Series.